UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

STERLING CAPITAL FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee paid previously with preliminary materials.

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

STERLING CAPITAL FUNDS

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, North Carolina 27601

April 25, 2024

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Sterling Capital Funds, a Massachusetts Trust, we are pleased to invite you to two special meetings of shareholders (the “Special Meetings”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”).

The first Special Meeting (the “First Special Meeting”) is scheduled for June 24, 2024, at 10:00 a.m., Eastern Time and the second Special Meeting (the “Second Special Meeting) is scheduled for June 24, 2024, at 10:30 a.m., Eastern Time, in each case at the offices of Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The Special Meetings are being held for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	At the First Special Meeting, you will be asked to approve an Investment Advisory Agreement between Sterling Capital Funds, on behalf of each series thereof, and Sterling Capital Management LLC;

2.	At the Second Special Meeting, you will be asked to elect Scott A. Haenni as a Trustee of the Funds; and

3.	To transact any such other business as may properly come before the Special Meetings or any adjournments thereof.

For the reasons discussed in the enclosed materials, the Funds’ Board recommends that you vote to “FOR” each of the above proposals.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Drew T. Kagan
Drew T. Kagan
Chair of the Board of Sterling Capital Funds

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARDS IS REQUESTED. A SELF ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (the “Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials (the Proxy Statement and your proxy cards) because you have the right to vote on important proposals concerning the Funds, including the approval of the Investment Advisory Agreement (the “New Agreement”) and the election of a Trustee.

Q.	Why is the Board of Trustees requesting the approval of a new Investment Advisory Agreement for each of the Funds?

A.	On February 2, 2024, Guardian Capital Group Limited (“Guardian”) entered into a unit purchase agreement under which Guardian’s wholly owned subsidiary, Guardian Capital LLC, will acquire 100% of the voting interests of Sterling Capital Management LLC (“Sterling Capital”) from Truist Financial Corporation (“Truist”) (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to certain conditions and is expected to take place near the end of the second quarter of 2024.

The Transaction, if consummated, will result in a change of control of Sterling Capital effective as of the Closing. Consequently, pursuant to the terms of the current investment advisory agreement between Sterling Capital and the Trust, on behalf of each Fund (the “Current Agreement”), the Transaction would be deemed an assignment, as such term is used for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Current Agreement and result in its automatic termination.

Guardian has indicated that, following the Closing, it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals, providing continuity and stability for Sterling Capital’s clients. The Transaction is not expected to result in any changes in the personnel managing the Funds or the manner in which the Funds’ portfolios are managed. In addition, the investment objectives and principal investment strategies of the Funds are expected to remain the same, and the fee rates paid by each Fund for investment advisory services under the Current Agreement and the New Agreement are identical.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for Sterling Capital to continue to serve as investment adviser to each Fund on an ongoing basis after the Closing, the Fund’s shareholders must approve the New Agreement.

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Q.	Why is the Board of Trustees proposing the election of Scott A. Haenni to the Board of each Fund?

A.	Effective May 17, 2023, Alexander W. McAlister, who previously served as Sterling Capital’s Chief Executive Officer, retired from the Board, and the Board appointed Scott A. Haenni, Mr. McAlister’s successor as Sterling Capital’s Chief Executive Officer, to the Board. Mr. Haenni is considered an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, as amended, due to his position as Chief Executive Officer of Sterling Capital.

Mr. Haenni was previously appointed to the Board without a vote of shareholders in compliance with applicable law, and the Board is now asking shareholders to elect Mr. Haenni to the Board. Each other current Trustee was last elected by shareholders on October 12, 2022.

Q.	What if I do not return my proxy voting ballot?

A.	In order to conduct the Special Meetings, a quorum must be present, in person or by proxy, at each Special Meeting. A quorum with respect to a matter before each Special Meeting is defined as representation of over 50% of the shares outstanding for the Funds as of April 8, 2024, entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot cards to achieve a quorum, the Funds will be required to conduct additional solicitations. In order to avoid the time and cost associated with such additional solicitations, please return the completed proxy ballots as soon as possible.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the New Agreement and “FOR” the election of Scott Haenni as a Trustee. The Board also urges you to vote and return the enclosed proxy cards.

Q.	How can I vote?

A.	You can vote in one of four ways:

o	Over the Internet, through the website listed on the proxy cards,

o	By telephone, using the toll-free number listed on the proxy cards,

o	By mail, using the enclosed proxy cards -- be sure to sign, date and return the proxy cards in the enclosed postage-paid envelope, or

o	In person at the Shareholder Meetings on June 24, 2024.
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Q.	Whom should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact your investment representative, or call Broadridge Financial Solutions, Inc., the Fund’s proxy solicitor, toll-free at (888) 596-1876.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, North Carolina 27601

SCHEDULED FOR JUNE 24, 2024

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “First Special Meeting”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”), will be held on June 24, 2024, at 10:00 a.m., Eastern Time at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The First Special Meeting is being held so that shareholders can consider the following proposal, which is more fully described in the accompanying Proxy Statement:

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1.	To approve an Investment Advisory Agreement between Sterling Capital Funds, on behalf of each series thereof, and Sterling Capital Management LLC; and

2.	To transact any such other business as may properly come before the First Special Meeting or any adjournment thereof.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR” the above proposal.

Shareholders of record at the close of business on April 8, 2024 (the “Shareholders”), are entitled to notice of, and to vote at, the First Special Meeting or any adjournments or postponements thereof.

Regardless of whether you plan to attend the First Special Meeting, please complete, sign, and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. You may revoke your proxy at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the First Special Meeting.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

April 25, 2024

It is important that your shares be represented at the First Special Meeting no matter how many shares you own. If you do not expect to attend the First Special Meeting, please complete, date, sign and return the applicable enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the First Special Meeting to be held as scheduled.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

434 Fayetteville Street, Suite 500

Raleigh, North Carolina 27601

SCHEDULED FOR JUNE 24, 2024

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Second Special Meeting”) of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (each a “Fund” and collectively, the “Funds”), will be held on June 24, 2024, at 10:30 a.m., Eastern Time at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601. The Second Special Meeting is being held so that shareholders can consider the following proposal, which is more fully described in the accompanying Proxy Statement:

1.	To elect Scott A. Haenni as a Trustee to the Board of each Fund; and
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2.	To transact any such other business as may properly come before the Second Special Meeting or any adjournment thereof.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR” the above proposal.

Shareholders of record at the close of business on April 8, 2024 (the “Shareholders”), are entitled to notice of, and to vote at, the Second Special Meeting or any adjournments or postponements thereof.

Regardless of whether you plan to attend the Second Special Meeting, please complete, sign, and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. You may revoke your proxy at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Second Special Meeting.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

April 25, 2024

It is important that your shares be represented at the Second Special Meeting no matter how many shares you own. If you do not expect to attend the Second Special Meeting, please complete, date, sign and return the applicable enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Second Special Meeting to be held as scheduled.

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PROXY STATEMENT

APRIL 25, 2024

STERLING CAPITAL BEHAVIORAL LARGE CAP VALUE EQUITY FUND

STERLING CAPITAL MID VALUE FUND

STERLING CAPITAL BEHAVIORAL SMALL CAP VALUE EQUITY FUND

STERLING CAPITAL SPECIAL OPPORTUNITIES FUND

STERLING CAPITAL EQUITY INCOME FUND

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND

STERLING CAPITAL MID CAP RELATIVE VALUE FUND

STERLING CAPITAL REAL ESTATE FUND

STERLING CAPITAL SMALL CAP VALUE FUND

STERLING CAPITAL ULTRA SHORT BOND FUND

STERLING CAPITAL SHORT DURATION BOND FUND

STERLING CAPITAL INTERMEDIATE U.S. GOVERNMENT FUND

STERLING CAPITAL TOTAL RETURN BOND FUND

STERLING CAPITAL LONG DURATION CORPORATE BOND FUND

STERLING CAPITAL QUALITY INCOME FUND

STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL VIRGINIA INTERMEDIATE TAX-FREE FUND

STERLING CAPITAL WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

(each, a “Fund” and collectively, the “Funds”)

SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JUNE 24, 2024

This Proxy Statement and the accompanying Notices of Special Meetings of Shareholders are available at the website listed on your proxy cards. In addition, shareholders may obtain copies of Sterling Capital Funds’ annual report, dated September 30, 2023, and semi-annual report, dated March 31, 2023, without charge, upon request, by writing to Sterling Capital Funds c/o Sterling Capital Management LLC, 4350 Congress Street, Suite 1000, Charlotte, North Carolina, 28209, by calling 1-800-228-1872, or by visiting www.sterlingcapitalfunds.com.

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INTRODUCTION

This proxy statement (“Proxy Statement”) and enclosed proxy cards are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Sterling Capital Funds (the “Trust”) for use at two special meetings of shareholders of the Trust to be held at 434 Fayetteville Street, Suite 500, Raleigh, North Carolina 27601, on June 24, 2024, and all adjournments or postponements of all or any portion thereof (the “Special Meetings”).

The Board has called the Special Meetings and is soliciting proxies from shareholders of the Trust for the purposes listed below:

1.	At the first Special Meeting (the “First Special Meeting”), scheduled for June 24, 2024, at 10:00 a.m., Eastern Time, you will be asked to approve an Investment Advisory Agreement between Sterling Capital Funds, on behalf of each series thereof, and Sterling Capital Management LLC (“Sterling Capital”);

2.	At the second Special Meeting (the “Second Special Meeting”), scheduled for June 24, 2024, at 10:30 a.m., Eastern Time, you will be asked to elect Scott A. Haenni as a Trustee of the Trust; and

3.	To transact any such other business as may properly come before the Special Meetings or any adjournment thereof.

The Proxy Statement and the accompanying notices and proxy cards are being first mailed to shareholders on or about April 25, 2024.

Voting Procedures

Shareholders of record (“Shareholders”) at the close of business on April 8, 2024 (the “Record Date”), are entitled to vote at the Special Meetings and any adjournment(s) thereof. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy cards will be sent to Shareholders on or about April 25, 2024.

A quorum must be present at each Special Meeting for the transaction of business. A quorum with respect to the matter before each Special Meeting is defined as representation of over 50% of the Trust’s shares outstanding as of the Record Date. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meetings.

The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting at the Special Meetings. The cost of preparing and mailing the Notice of Special Meetings, the proxy cards, this proxy statement and any additional proxy material has been or will be borne by Sterling Capital and/or Truist Financial Corporation; the Funds will not bear these costs. Please see “Additional Information” below for more information regarding solicitation of proxies. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or in person by certain officers or employees of the Trust or Sterling Capital Management LLC, each Fund's administrator. In the event that a shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items in the proxy ballot, the proxy holders will vote those shares FOR each proposal.

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PART 1

FIRST SHAREHOLDER MEETING: PROPOSAL 1

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND STERLING CAPITAL MANAGEMENT LLC

As more fully described below, it is proposed that Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) continue to serve as the investment adviser to the Funds, following the automatic termination of the existing Investment Advisory Agreement, between the Trust and Sterling Capital (the “Current Agreement”) upon the Closing of the Transaction (each as defined below).

On March 27, 2024, the Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously voted to approve the proposed Investment Management Agreement (the “New Agreement”) with respect to each Fund. The Trustees recommend that Shareholders of each Fund approve the New Agreement.

Only shareholders of record of a Fund at the close of business on April 8, 2024 (“Shareholders”), will be entitled to vote on the New Agreement with respect to that Fund at the First Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the First Special Meeting. Shares represented by your duly represented proxy will be voted in accordance with your instructions. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice, the persons named as proxies will vote those shares in favor of such proposal(s).

On or about April 25, 2024, this proxy statement and the enclosed proxy cards are being mailed to Shareholders.

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SUMMARY OF THE TRANSACTION

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Funds. Sterling Capital, with its headquarters located at 4350 Congress Street, Suite 1000, Charlotte, North Carolina 28209, is a North Carolina limited liability company and currently an independently managed subsidiary of Truist Financial Corporation (“Truist”). Truist is a financial holding company that, through its subsidiaries, provides general commercial, mortgage and retail banking services, as well as trust, investment and retail and insurance services, with 275 years of combined history between its predecessors. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2023, Sterling Capital has more than $76 billion in assets under management.

On February 2, 2024, Guardian Capital Group Limited (“Guardian”) announced that it had entered into a unit purchase agreement under which Guardian’s wholly owned subsidiary, Guardian Capital LLC, will acquire 100% of the voting interests of Sterling Capital from Truist (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to certain conditions and is expected to take place near the end of the second quarter of 2024.

The Transaction, if consummated, will result in a change of control of Sterling Capital effective as of the Closing. Consequently, pursuant to the terms of the Current Agreement between Sterling Capital and the Trust, on behalf of each Fund, the Transaction would be deemed an assignment, as such term is used for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Current Agreement and result in its automatic termination.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for Sterling Capital to continue to serve as investment adviser to a Fund after the Closing, Shareholders of that Fund must approve the New Agreement.

Guardian has indicated that, following the Closing, it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals, providing continuity and stability for Sterling Capital’s clients. The Transaction is not expected to result in any changes in the personnel managing the Funds or the manner in which the Funds’ portfolios are managed. In addition, the fee rates paid by each Fund for investment advisory services under the Current Agreement and the New Agreement are identical.

EVALUATION BY THE BOARD

The Trustees considered the New Agreement over the course of multiple meetings, including an initial discussion on January 16, 2024, an in-person meeting held February 20-21, 2024, a virtual meeting held on March 7, 2024, and an in-person meeting held on March 27, 2024. Over the course of these meetings, the Trustees, including the Independent Trustees, discussed and evaluated the New Agreement, taking into consideration the Transaction and its possible effect on Sterling Capital and the Funds.  Representatives of Sterling Capital and Guardian attended portions of certain of these meetings at the Trustees’ request to discuss the impact of the Transaction on Sterling Capital and the Funds, and to answer questions from the Trustees.  These representatives confirmed to the Trustees that Sterling Capital would continue to operate as a standalone entity following the Transaction and would be led by the current team of management and senior professionals, providing continuity and stability for the Funds. These representatives also confirmed Guardian’s commitment to the continued growth and success of Sterling Capital, including the Funds, and reaffirmed that there would not be any changes in the personnel managing the Funds or to the manner in which the Funds’ portfolios are managed as a result of the Transaction. The Trustees requested and considered extensive written materials furnished by Sterling Capital and Guardian to facilitate their review of the New Agreement. Based on these materials and discussions with representatives of Sterling Capital and Guardian, the Trustees concluded that the investment advisory services to be provided to the Funds under the New Agreement were expected to be consistent in all material respects with current services and in no respect diminished.   As part of their deliberations, the Independent Trustees conducted multiple private meetings with their independent legal counsel, outside the presence of Sterling Capital and other Fund management. In their deliberations regarding the New Agreement, the Trustees attributed different weights to various factors involved in their analysis of the New Agreement, and in each case no factor alone was considered determinative. In connection with approving the New Agreement at an in-person meeting on March 27, 2024, the Trustees determined that the arrangement between the Trust and the Adviser, as provided in the New Agreement, was fair and reasonable and that approval of the New Agreement was in the best interests of each applicable Fund and its shareholders.

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The Trustees also considered the following factors, among others, in reaching their conclusions.

Portfolio Management Continuity – The degree of continuity of advisory services to be provided by Sterling Capital to the Funds upon completion of the Transaction should be very high since those services are expected to be provided by the same personnel who are currently providing such services. In addition, the investment objectives and principal investment strategies of the Funds are expected to remain the same.

The Nature, Extent and Quality of the Services to be Provided – Given the continuity noted above, as well as the substantially unchanged contractual terms, the nature and extent of services expected to be provided by Sterling Capital is expected to be unchanged and consistent with industry norms, and the quality of services expected to be provided by Sterling Capital is expected to be satisfactory or better.

Investment Performance – In light of the ongoing oversight of performance by the Board at its regular meetings, the recent completion of the 2023 annual contract review and the expectation of conducting its annual contract review for each Fund again later in 2024, for purposes of this review the Board focused on ensuring continuity of investment advisory services as opposed to requesting and analyzing additional performance-related materials.

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The Cost of Services, Fees Received and Profitability to be Realized by the Adviser and its Affiliates – The Trustees noted that there would be no increases in fees paid by the Funds under the New Agreement and that the Board had recently concluded that the Funds’ current fees are fair and reasonable as part of the 2023 annual contract review. The Trustees also noted that the Transaction was not expected to have a material near-term impact on Sterling Capital’s profitability with respect to the Funds, and that the Board had recently concluded that Sterling Capital’s profitability as a result of its relationship with the Funds was acceptable as part of the 2023 annual contract review. The Trustees also noted that the Transaction was not expected to have a material near-term impact on the “fallout benefits” to Sterling Capital and its affiliates as a result of Sterling Capital providing investment advisory services to the Funds.

Economies of Scale – The Trustees noted that the fees paid by the Funds for investment advisory services would be the same under the New Agreement as the Current Agreement, and that the Transaction was not expected to have a material near-term impact on Fund assets. The Trustees also noted that Sterling Capital’s current fee waivers with respect to the Funds would be unchanged following the Closing of the Transaction, and that the Trustees had recently concluded that each Fund’s fee schedule represents an appropriate sharing between the Fund and Sterling Capital of such economies of scale as may exist at current asset levels.

After considering these factors, among others, the Trustees concluded that approval of the New Agreement was in the best interests of each applicable Fund and its Shareholders.

Description of the Proposed INVESTMENT Advisory Agreement

A copy of the form of New Agreement is included as Exhibit A to this proxy statement. The terms of the New Agreement are substantially identical to those of the Current Agreement. Under the New Agreement, Sterling Capital would act as adviser to the Funds with regard to selecting the Funds’ investments and placing all orders for purchases and sales of the Funds’ securities. The Adviser’s investment decisions and trading activities would be subject to the direction and supervision of the Trustees and to any written guidelines adopted by the Trustees and furnished to the Adviser, and would be in accordance with their respective Funds’ written investment objectives and restrictions, as set forth in each Fund’s then-current prospectus and statement of additional information (“SAI”).

If Shareholder approval of the New Agreement is obtained, the New Agreement will become effective with respect to the applicable Fund upon (1) the completion of the Transaction, and (2) approval by Shareholders of the Fund. The effectiveness of the New Agreement with respect to a Fund is not contingent in any way on shareholder approval of the New Agreement with respect to any other Fund. The New Agreement will continue until January 31, 2025 and thereafter, if not terminated, for successive twelve-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the New Agreement or interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. The New Agreement may be terminated with respect to a particular Fund at any time on 60 days’ written notice, without the payment of any penalty, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Adviser. The New Agreement also terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

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Under the New Agreement, subject to the supervision of the Trust, and in accordance with each Fund’s investment objectives, policies and restrictions as set forth in each Fund’s then-current prospectus and SAI, the Adviser would supervise the day-to-day operations of the Funds and perform the following services:

(i)	provide investment research and management with respect to all securities and investments and cash equivalents in the Funds;
(ii)	conduct a continual program of investment of the Funds’ assets;
(iii)	place orders for purchases and sales of investments made for the Funds; and
(iv)	maintain the books and records required in connection with their duties under the New Agreement and furnish the Boards with such periodic and special reports as the Boards may reasonably request.

In consideration for the services provided and expenses assumed under the New Agreement, each Fund agrees to pay Sterling Capital (i) the fee set forth in the tables below or (ii) such fee as may from time to time be agreed upon in writing by the Trust and Sterling Capital.

Advisory Fees:

Fund	Annual Fee
Behavioral Large Cap Value Equity Fund	0.45%
Mid Value Fund	0.60%
Behavioral Small Cap Value Equity Fund	0.60%
Special Opportunities Fund	0.65%
Equity Income Fund	0.55%
Behavioral International Equity Fund	0.40%
Mid Cap Relative Value Fund	0.60%
Real Estate Fund	0.575%
Small Cap Value Fund	0.75%
Ultra Short Bond Fund	0.20%
Short Duration Bond Fund	0.20%
Intermediate U.S. Government Fund	0.32%
Total Return Bond Fund	0.25%
Long Duration Corporate Bond Fund	0.25%
Quality Income Fund	0.35%
North Carolina Intermediate Tax-Free Fund	0.35%
South Carolina Intermediate Tax-Free Fund	0.35%
Virginia Intermediate Tax-Free Fund	0.35%
West Virginia Intermediate Tax-Free Fund	0.35%

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Under the New Agreement, the Adviser is not liable for any error of judgment, mistake of law or for any loss suffered by the Funds, except that the Adviser is liable to the Funds for a loss resulting from (i) the Adviser’s breach of fiduciary duty under the 1940 Act with respect to the receipt of compensation for services or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or the Adviser’s reckless disregard of its obligations and duties under the New Agreement.

The Trustees unanimously recommend that Shareholders vote to approve the New Agreement. Approval by Shareholders of the New Agreement will result in no change to the contractual rate of the advisory fees paid by the Funds.

In the event that holders of a majority of the outstanding shares of the Funds vote in the negative with respect to the New Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Funds’ Shareholders.

Please see the Funds’ current prospectuses and SAI for complete information on the Funds’ current investment strategies, techniques and restrictions.

You should read the New Agreement attached hereto as Exhibit A. The description in this Proxy Statement of the New Agreement is only a summary.

Description of the Interim Advisory Agreement

As permitted by Rule 15a-4 under the 1940 Act (“Rule 15a-4”), if shareholder approval of the New Agreement with respect to a Fund has not been obtained by the Closing, Sterling Capital will provide investment advisory services to any such Fund(s) under an Interim Investment Advisory Agreement between Sterling Capital and the Trust, on behalf of such Fund(s) (the “Interim Agreement”). The Interim Agreement was approved by the Board at an in-person meeting on March 27, 2024.

The Interim Agreement may be terminated with respect to each Fund on 60 days written notice by (i) the Trust at any time without the payment of any penalty by vote of the respective Boards or by vote of a majority of the outstanding voting securities of the Fund, or (ii) by Sterling Capital. In addition, the Interim Agreement immediately terminates (i) in the event of its assignment, (ii) upon effectiveness of the New Agreement, or (iii) on the expiration of 150 days after the date of the Closing, which is the date on which the Interim Agreement will become effective.

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The terms of the Interim Agreement are substantially identical to those of the Current Agreement and the New Agreement, except for: (i) different effective and termination dates; (ii) the different termination provisions referenced above; (iii) the compensation earned by Sterling Capital with respect to a Fund under the Interim Agreement would be held in an interest-bearing escrow account with the Fund’s custodian or a bank pending shareholder approval of the New Agreement with respect to the Fund; and (iv) certain other provisions required by Rule 15a-4. The tables presented above also reflect the advisory fees that would be paid under the Interim Agreement.

Description of the Existing Investment Advisory Agreement

At present, Sterling Capital serves as investment adviser to each of the Funds pursuant to an investment advisory agreement dated October 1, 2010, as amended (the “Current Agreement”). The Current Agreement between Sterling Capital and the Funds was last submitted to a vote of shareholders on August 27, 2010.

The Current Agreement will continue in effect for successive periods of twelve months each ending on January 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the Current Agreement or interested persons of any party to the Current Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Funds. The Board most recently voted to continue the Current Agreement on November 16, 2023. The Current Agreement may be terminated with respect to a Fund at any time on sixty days’ written notice without penalty by a Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the investment adviser. The Current Agreement terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

Under the Current Agreement, Sterling Capital provides or causes to be provided a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Sterling Capital continuously reviews, supervises and administers the Funds’ investment programs. The terms of the Current Agreement are substantially identical to those of the New Agreement.

The table below provides details on the aggregate amount of advisory fees each Fund paid to Sterling Capital, and how much of those fees were waived by Sterling Capital during the previous fiscal year.1

[1]	Certain of the Funds are currently subject to a fee waiver or expense limitation agreement. The Board has approved a new, identical fee waiver or expense limitation agreement for each such Fund, to take effect upon Closing.
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Fund	Amount Paid	Amount Waived
Behavioral Large Cap Value Equity Fund	$140,492	$19,663
Mid Value Fund	$287,869	$8,240
Behavioral Small Cap Value Equity Fund	$713,485	-
Special Opportunities Fund	$3,195,201	-
Equity Income Fund	$11,402,471	-
Behavioral International Equity Fund	$487,613	-
Mid Cap Relative Value Fund	$273,994	-
Real Estate Fund	$426,840	-
Small Cap Value Fund	$2,385,090	$51,050
Ultra Short Bond Fund	$61,151	$91,779
Short Duration Bond Fund	$256,403	$40,557
Intermediate U.S. Government Fund	$54,142	$32,613
Total Return Bond Fund	$2,588,359	583,514
Long Duration Corporate Bond Fund	$70,749	$59,078
Quality Income Fund	$293,618	$33,556
North Carolina Intermediate Tax-Free Fund	$505,207	-
South Carolina Intermediate Tax-Free Fund	$130,267	$6,375
Virginia Intermediate Tax-Free Fund	$252,785	-
West Virginia Intermediate Tax-Free Fund	$298,688	-

Required Vote

Each Fund will vote separately on the New Agreement. Approval of the New Agreement with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the First Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The effectiveness of the New Agreement with respect to a Fund is not contingent on shareholder approval of the New Agreement respect to any other Fund. Abstentions and “broker non-votes” will have the effect of an “no” vote on prong (a) and no effect on prong (b).

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED AGREEMENT.

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PART 2

SECOND SHAREHOLDER MEETING: PROPOSAL 1

ELECTION OF SCOTT A. HAENNI TO THE BOARD OF EACH FUND

The Board has proposed that Mr. Haenni, Chief Executive Officer (“CEO”) of Sterling Capital, stand for election by the shareholders. Mr. Haenni was appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act. Mr. Haenni is deemed to be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of Sterling Capital. The Board is recommending that shareholders elect Mr. Haenni to the Board. All shares represented by valid proxy cards will be voted in favor of the election of Mr. Haenni unless a shareholder specifically indicates on a proxy the desire to withhold authority to vote. Mr. Haenni has consented to being named in this Proxy Statement and has agreed to continue to serve as a Trustee if elected.

Section 16(a) of the 1940 Act provides that no person shall serve as a trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting. Six of the seven current members of the Board of Trustees – including all Trustees other than Mr. Haenni – were last elected by shareholders in 2022.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Currently, the Trust has six Independent Trustees and one Interested Trustee. The current Interested Trustee is Mr. Haenni, who serves as Chief Executive Officer of Sterling Capital.

The Board of Trustees met four times during the last fiscal year. The Trustees also participate in regular “interim update” meetings held between Board meetings. The Funds have established procedures for shareholders to send communications to the Board of Trustees. Communications should be sent in writing to the Board of Trustees of the Sterling Capital Funds, 434 Fayetteville St., Suite 500, Raleigh, North Carolina 27601. During the fiscal year ended September 30, 2023, each of the Trustees attended at least 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at shareholder meetings.

Board Leadership Structure

The Board’s leadership structure includes Independent Trustees serving as Board Chair and as Chair of each of the Board’s Committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Trustees are members of the Audit and Nominations Committees. Inclusion of all Independent Trustees in the Audit and Nominations Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

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The officers of the Trust are elected annually by the Board. The Chair of the Board of Trustees, the President, the Treasurer and the Secretary of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Board. The Trust’s Chief Compliance Officer (“CCO”) must be approved by a majority of the Independent Trustees. Any officer may be removed, with or without cause, by the Board.

Board Oversight of Trust Risk

The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of the Funds. The officers of the Funds, including the President and Principal Executive Officer, the Treasurer and Principal Financial Officer, and the CCO, report to the Board and to the Chairs of its Committees on a variety of matters at regular meetings of the Board and on an ad hoc basis.

Sterling Capital Funds have retained Sterling Capital as the Funds’ investment adviser and administrator. Sterling Capital provides the Funds with investment advisory services and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of Sterling Capital serve as the Funds’ officers (other than the Chair of the Board of Trustees), including the Funds’ President and Principal Executive Officer and the CCO. The Board provides oversight of the services provided by Sterling Capital, including risk management services. In the course of providing oversight, the Board receives a wide range of reports on the Funds’ activities, including regarding a Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board meets periodically with Sterling Capital personnel to receive reports on Sterling Capital and other service providers’ risk management services. The Board also meets periodically with the Funds’ CCO to receive reports regarding the compliance of the Fund with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of a Fund to receive reports regarding the management of such Fund, including its investment risks.

Information Regarding the Trustees and Officers of the Funds

The current Trustees and officers of the Funds, their year of birth, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville St., Suite 500, Raleigh, North Carolina 27601.

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INDEPENDENT TRUSTEES
(1)	(2)	(3)	(4)	(5)	(6)
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE FOR THE PAST FIVE YEARS
Drew T. Kagan Birthdate: 02/48	Trustee Chairman of the Board of Trustees	Indefinite, 08/00 - Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	19	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 - Present	From March 2013 to December 2019, Partner, Newport LLC; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	19	None

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Douglas R. Van Scoy* Birthdate: 11/43	Trustee	Indefinite, 05/04 - Present	From 2010 to present, Partner, The Fresh Capital Group; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Deputy Director of Private Client Group and Senior Executive Vice President	19	None
Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12-Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	19	None
Kimberly R. Storms Birthdate: 05/72	Trustee	Indefinite, 10/22-Present	From 2004 to 2021, Senior Vice President and Director of Fund Administration SS&C ALPS	19	Trustee, Elevation Series Trust (fka Consortio Funds Trust) (2022-Present)
David L. Wedding Birthdate: 08/58	Trustee	Indefinite, 10/22-Present	Retired; from 2005 to 2020, Partner, Grant Thornton LLP	19	Board Member (2011-2020) and Chair of the Board (2012-2018), Grant Thornton LLP
INTERESTED TRUSTEE
Scott A. Haenni** Birthdate: 02/73	Trustee	Indefinite, 05/23 - Present	From March 2023 to present, CEO, Sterling Capital; from January 2015 to March 2023, COO, Sterling Capital	19	Director, Sterling Capital

*	Mr. Van Scoy has indicated that he intends to retire from the Board effective June 30, 2024. The Board intends to reduce the number of Trustees from seven to six effective upon his retirement.
**	Mr. Haenni is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.
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Information about Each Current Trustee’s Experience, Qualifications, Attributes or Skills for Board Membership.

The Board believes that each current Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees supports the conclusion that each individual currently serving as a Trustee should serve as a Trustee. The following specific experience, qualifications, attributes and/or skills were considered in respect of each Trustee:

•	Mr. Kagan – Significant executive experience including service as chief executive officer of an investment services organization and past service as a manager of a mutual fund complex and as an executive of a banking organization.

•	Ms. Bingham – Significant executive experience as CEO and senior officer, including designation as a National Association of Corporate Directors Governance Fellow, service as college president overseeing endowment investments and business strategy, and service as a CEO/Board consultant, and as a director of charitable trusts and non-profit organizations.

•	Mr. Van Scoy – Significant executive experience including past service as senior executive vice president of a large investment services organization.

•	Mr. Priest - Significant experience as an attorney specializing in all aspects of investment company related laws and regulations.

•	Ms. Storms – Significant experience with investment companies, including past service as senior vice president and director of fund administration of a large investment services organization as well as principal financial officer of several registered investment companies.

•	Mr. Wedding – Significant experience conducting external audits and forensic accounting investigations for public and private companies and advising boards on financial and strategic matters.

•	Mr. Haenni – Significant executive experience including serving as CEO of an investment services organization and previously serving as chief operating officer of an investment services organization.
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OFFICERS
(1)	(2)	(3)	(4)	(5)	(6)
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12-Present	From August 2020 to present, Managing Director, Sterling Capital; From March 2012 to August 2020, Executive Director, Sterling Capital	N/A	N/A
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 - Present; Secretary, 08/10-Present	From May 2021 to present, Executive Director, Sterling Capital; From June 2009 to April 2021, Director, Sterling Capital	N/A	N/A
Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 - Present	From May 2021 to present, Director, Sterling Capital; From August 2015 to April 2021, Associate Director & Senior Mutual Fund Administrator, Sterling Capital	N/A	N/A
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti Money Laundering Officer	Indefinite, 06/18 - Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital	N/A	N/A

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Lisa M. Weaver Birthdate: 02/69	Assistant Treasurer	Indefinite, 08/23 - Present	From April 2023 to present, Senior Vice President, Fund Accounting and Administration Department, The Bank of New York Mellon; From March 2018 to March 2023, Vice President, Fund Accounting and Administration, The Bank of New York Mellon	N/A	N/A
Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 -Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon	N/A	N/A

Trustee Holdings

Except as set forth below, as of December 31, 2023, no Trustee owned more than 1% of any class of shares of any Fund. As of December 31, 2023, the Trustees and officers as a group owned less than 1% of any class of shares of each Fund except for 3.48% of Institutional Class Shares of Sterling Capital Behavioral International Equity Fund and 1.15% of Institutional Class Shares of Sterling Capital Small Cap Value Fund.

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NAME OF TRUSTEE	FUND NAME – SHARE CLASS	TOTAL NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF CLASS OWNED
Laura C. Bingham	Sterling Capital Behavioral International Equity Fund - Institutional Class Shares	1,724.540	2.06%
Scott A. Haenni	Sterling Capital Behavioral International Equity Fund - Institutional Class Shares	1,186.976	1.42%

TRUSTEE COMPENSATION
NAME OF TRUSTEE OR NOMINEE FOR TRUSTEE	AGGREGATE COMPENSATION FROM THE FUNDS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021	PENSION RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2023
Drew T. Kagan	$154,000	N/A	N/A	$154,000
Laura C. Bingham	$137,500	N/A	N/A	$137,500
Douglas R. Van Scoy	$130,000	N/A	N/A	$130,000
Alan G. Priest	$148,000	N/A	N/A	$148,000
Kimberly R. Storms	$130,000	N/A	N/A	$130,000
David L. Wedding	$130,000	N/A	N/A	$130,000
Scott A. Haenni	N/A	N/A	N/A	N/A

Committees of the Board of Trustees

AUDIT COMMITTEE

The purposes of the Audit Committee are to oversee the Funds’ accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Funds and the scope of the audit; and to act as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Priest, Van Scoy and Wedding, and Mses. Bingham and Storms serve on this Committee. Mr. Wedding serves as chair of the Audit Committee. For the fiscal year ended September 30, 2023, there were three meetings of the Audit Committee.

NOMINATIONS COMMITTEE

The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Kagan, Priest, Van Scoy and Wedding, and Mses. Bingham and Storms serve on this Committee. Ms. Bingham serves as chair of the Nominations Committee. For the fiscal year ended September 30, 2023, there was one meeting of the Nominations Committee.

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Pursuant to procedures adopted by the Board, the Nominations Committee may consider Trustee candidates recommended by members of the Nominations Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, self-nominated candidates, or candidates recommended by the Trust’s management. Shareholder recommendations should be submitted to the Nominations Committee in care of Sterling Capital Funds. Recommendations for candidates as Trustees of Sterling Capital Funds will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies.

With respect to Independent Trustee nominees, the Nominations Committee's process for identifying and evaluating nominees involves first determining whether particular characteristics are prerequisites (e.g., qualifications as an Audit Committee Financial Expert) and, if so, specification of such prerequisites, which then leads to the consideration of candidates with the required characteristics. Names of prospective nominees are then submitted to the Nominations Committee's Chair by the Nominations Committee members and/or the Chair may solicit recommendations from non-Nominations Committee members, including personnel of the Trust's investment's adviser, principal underwriter, and/or administrator, in addition to any shareholder recommendations submitted. Additional information may be sought for candidates deemed promising by the Chair. All candidates must complete and return to counsel for the Independent Trustees a questionnaire regarding independence prior to being nominated. A majority of the Nominations Committee determines which candidates shall be interviewed and conducts such interviews. The Nominations Committee may consider a prospective nominee’s ability to enhance the overall diversity attributes and characteristics of the Board. A candidate will be formally nominated only upon the affirmative vote of a majority of the full Nominations Committee. A copy of the Nominations Committee’s charter is attached as Exhibit D.

Required Vote

A plurality of the votes cast in person or by proxy at the Second Special Meeting is required for the election of Mr. Haenni. A “plurality” means that the nominee who receives the largest number of votes cast will be elected as a Trustee. Since Mr. Haenni is running unopposed, he may be elected by as few as one vote if a quorum is present at the Meeting. Abstentions and “broker non-votes” will count as “present” for purposes of reaching a quorum, but will not otherwise impact the outcome of this vote. Shareholders of all Funds will vote together as a single class on this Proposal.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MR. HAENNI.

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ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Board does not know of any matters to be presented at the meetings other than the approval of an Investment Advisory Agreement for each Fund and the election of Mr. Haenni. If any other matters lawfully come before the Special Meetings, and in all procedural matters at the Special Meetings, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meetings.

If at the time any session of a Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of holders of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of each proposal, in favor of such an adjournment, and will vote those proxies required to be voted against each proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received. For sake of clarity, in the case of the First Special Meeting, where each Fund’s shareholders will vote separately on the New Agreement with respect to such Fund, those Funds for which a quorum is present and sufficient votes received in favor of the New Agreement as of a given Special Meeting date may hold their Special Meeting, while other Funds that have not received quorum or have not received sufficient votes in favor of the New Agreement may determine to adjourn to permit further solicitation of proxies.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be made by telephone at (888) 596-1876.

The Investment Adviser

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for each of the Funds. Sterling Capital, with its main office located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and is currently an independently managed subsidiary of Truist Financial Corporation (“Truist”). Truist is a financial holding company that, through its subsidiaries, provides general commercial, mortgage and retail banking services, as well as trust, investment and retail and insurance services. As of March 31, 2024, Sterling Capital had approximately $68 billion in assets under management. As noted above, on February 2, 2024, Guardian announced that it had entered into a unit purchase agreement under which Guardian’s wholly owned subsidiary, Guardian Capital LLC, will acquire 100% of the voting interests of Sterling Capital from Truist (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to certain conditions and is expected to take place near the end of the second quarter of 2024.

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The Administrator and Underwriter

Sterling Capital also serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, currently serves as each Fund’s sub-administrator.

Sterling Capital Distributors, LLC (the “Distributor”), with its headquarters at 3 Canal Plaza, Suite 100, Portland ME 04101, serves as the principal underwriter of each Fund’s shares. The Distributor may pay any fee received under the Trust’s Rule 12b-1 Plan to brokers that provide distribution and shareholder services such as, pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Administrator or the Adviser or their affiliates.

Independent Registered Public Accounting Firm

The Audit Committee unanimously selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the fiscal year ending September 30, 2024. Cohen also served as the independent registered public accounting firm of each Fund for the fiscal year ended September 30, 2023, and for the fiscal period ended September 30, 2022. Cohen is located at 342 North Water St., Suite 830, Milwaukee, WI 53202. To each Fund’s knowledge, Cohen does not have any direct financial or material indirect financial interest in any Fund.

Representatives of Cohen are not expected to be present at the Special Meetings but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $310,500 for 2023 and $310,500 for 2022.

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Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not included in the audit fees disclosed above were $0 for 2023 and 2022.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,000 for 2023 and $82,000 for 2022. Fees for both 2023 and 2022 relate to the preparation of the registrant’s federal income and excise tax returns and review of the registrant’s capital gains distribution calculations.

All Other Fees

All Other Fees are fees related to services other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above. The aggregate of such fees billed in each of the last two fiscal years were $0 for 2023 and 2022.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2023 and 2022.

Proxy Solicitation

Representatives of the Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. A Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of a Fund.

Broadridge Financial Solutions, Inc. (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of between $750,000 and $830,000, plus expenses. These costs will be borne by Sterling Capital and/or Truist Financial Corporation; the Funds will not bear these costs. As the date of the Special Meetings approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

31

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read each Proposal listed on the proxy cards and ask for the shareholder’s instructions on each Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, representatives are not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meetings and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meetings in person. If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at (888) 596-1876. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Special Meetings.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record at the close of business on April 8, 2024, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Exhibit B lists for each Fund the total number of shares outstanding as of the close of business on April 8, 2024, for each class of a Fund’s shares entitled to vote at the Meetings.

The table in Exhibit C lists each holder of more than 5% of any class of shares of each Fund as of the close of business on January 5, 2024.

Shareholder Proposals

The Trust is organized as a Massachusetts business trust and is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Declaration of Trust and By-Laws. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Proposals must be received a reasonable time before the Fund begins to print and send its proxy materials to be considered for inclusion. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations and the Trust’s Declaration of Trust and By-Laws.

32

A copy of the Notice of Shareholder Meetings, the Proxy Statement/Prospectus and the
Proxy Cards are available at www.proxyvote.com.

By Order of the Trustees

/s/ Todd M. Miller

Todd M. Miller

Treasurer and Secretary

April 25, 2024

33

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [ ], 2024 between Sterling Capital Funds, a Massachusetts business trust (hereinafter called the “Trust”), and Sterling Capital Management LLC (hereinafter called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish certain investment advisory and related services described below in connection with the management of each of the investment portfolios of the Trust identified on Schedule A hereto (the “Funds”), and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following documents:

(a) the Trust’s Amended and Restated Agreement and Declaration of Trust, dated February 1, 2011, as amended, and filed with the Secretary of State of The Commonwealth of Massachusetts, and all amendments thereto or restatements thereof (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b) the Trust’s Amended and Restated Bylaws;

(c) resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

(d) the Trust’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on June 30, 1992 and all amendments thereto;

(e) the Trust’s current Registration Statement on Form N-lA under the Securities Act of 1933, as amended (“1933 Act”), and under the 1940 Act as filed with the Securities and Exchange Commission; and

(f) the Funds’ most recent prospectuses and the Trust’s Statement of Additional Information relating to the Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Trust will promptly furnish the Investment Adviser with copies of all amendments of or supplements to the foregoing documents.

3. Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Fund identified on Schedule A hereto, including investment research and management with respect to all securities and investments and cash equivalents in such Funds. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund identified on Schedule A hereto and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to such Fund.

The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Prospectuses, resolutions of the Trust’s Board of Trustees, and any undertakings with state or other regulatory authorities which are provided by the Trust to the Investment Adviser. The Investment Adviser further agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940 and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;

(c) will not make loans to any person to purchase or carry units of beneficial interest (“shares”) in the Trust or make loans to the Trust;

(d) will place or cause to be placed orders for the Funds identified on Schedule A hereto either directly with the issuer or with any broker or dealer and, in placing orders with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-investment adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the principal distributor of the Trust (the “Distributor”), the Investment Adviser, any sub-investment adviser employed by the Investment Adviser, or any affiliated person (as defined in the Investment Company Act of 1940) of either the Trust, the Distributor, the Investment Adviser, or any sub-investment adviser employed by the Investment Adviser.

(e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust learned by, or disclosed to, the Investment Adviser in the course of its performance of its responsibilities and duties under this Agreement, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil, regulatory, or criminal sanctions for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

(f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust’s account are customers of the Investment Adviser, or the parents or subsidiaries or affiliates of the Investment Adviser unless so required by applicable law. In dealing with its customers, the Investment Adviser and its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

4. Use of Sub-Investment Adviser. The Investment Adviser may, subject to the approvals required under the 1940 Act, employ a sub- investment adviser to assist the Investment Adviser in the performance of its duties under this Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Investment Adviser and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.

5. Master/Feeder Arrangements. Notwithstanding paragraph 3 and Schedule A hereof, the Investment Adviser may invest all of the assets of a fund commencing operations on or after May 4, 2000 in the shares of an investment company that has an investment objective substantially similar to that of the investing fund (a “Master Fund”). When such an investment has been made, the Adviser shall have no day-to-day management responsibilities regarding the fund so invested, but shall have general oversight and shall advise the Board of Trustees of the Trust if investment in the Master Fund is no longer an appropriate means of achieving the investing fund’s investment objective. The Investment Adviser shall be entitled to no fee with respect to assets invested in a Master Fund.

6. Compliance Certification. The Investment Adviser shall provide a certification that its policies and procedures are reasonably designed to prevent violations of the Advisers Act, as is reasonably requested by the Trust. In addition, the Investment Adviser will provide annually a written report of its policies and procedures reasonably designed to prevent violations of the Advisers Act to enable the Trust to fulfill its obligations under Rule 38a-1 of the 1940 Act. The summary report will describe the Investment Adviser’s policies and procedures as they relate to the services it provides to the Funds, the types of compliance risks material to the Funds, and will discuss the adequacy of the Investment Adviser’s compliance controls.

7. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person. The Investment Adviser acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Funds. The Investment Adviser shall have no obligation to recommend the purchase or sale of any securities on the basis of any information known to it or any of its officers or employees where the utilization of such information, might, in the Investment Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations. The Trust acknowledges that transactions in a specific security may not be accomplished for all client accounts at the same time or at the same price.

8. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

9. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions or charges, if any) purchased for the Trust. The Trust will be responsible for all of the Trust’s expenses and liabilities.

10. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rate set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Investment Adviser. If the fee payable to the Investment Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.

If in any fiscal year the aggregate expenses (as defined under the securities regulations of any state having jurisdiction over the Trust) of any of the Funds of the Trust exceed the expense limitations of any such state, the Investment Adviser will make payment to the Trust for a portion of such excess expenses equal to such excess times the ratio of the aggregate fees otherwise payable by the Fund to the Investment Adviser under this Investment Advisory Agreement to the aggregate fees otherwise payable by the Fund (1) to the Investment Adviser under this Investment Advisory Agreement with the Trust and (2) to the administrator of the Trust (the “Administrator”) under the Administration Agreement between the Administrator and the Trust. The obligation of the Investment Adviser to make payment to the Trust hereunder is limited in any fiscal year to the amount of the fee received by the Investment Adviser from the Fund for investment advisory or consulting services for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall make payment to the Trust for such proportion of such excess expenses regardless of the amount of fees received by it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

11. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty under the Investment Company Act of 1940 with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Investment Adviser be liable for actions taken or nonactions with respect to the performance of services under this Agreement based upon specific information, instructions, or requests given or made to the Investment Adviser by an officer of the Trust thereunto duly authorized. Any suggested limitations on liability shall not relieve the Adviser from any responsibility or liability the Adviser may have under federal statutes.

12. Duration and Termination. This Agreement will become effective as to a particular Fund as of the later of (i) the date first written above, and (ii) the date the Agreement is approved by the affirmative vote of a majority of the outstanding shares of that Fund, in accordance with the requirements under the 1940 Act. For sake of clarity, the effectiveness of the Agreement with respect to a Fund is not contingent in any way on shareholder approval of the Agreement with respect to any other Fund or the effectiveness of the Agreement with respect to any other Fund. Unless sooner terminated as provided herein, the Agreement shall continue in effect until January 31, 2025. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on January 31 of each year; provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of The Commonwealth of Massachusetts.

The names “Sterling Capital Funds” and “Trustees of Sterling Capital Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Agreement and Declaration of Trust dated as of February 1, 2011 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “Sterling Capital Funds” or any series thereof entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Sterling Capital Funds

By:	/s/ [_]

Title:	[_]

Sterling Capital Management LLC

By:	/s/ [_]

Title:	[_]

[Date], 2024

Schedule A to the

Investment Advisory Agreement between Sterling Capital Funds and Sterling Capital Management LLC Dated [_], 2024

Fund	Compensation*
Sterling Capital Behavioral Large Cap Value Equity Fund	Annual rate of 0.45% of the Sterling Capital Behavioral Large Cap Value Equity Fund’s average daily net assets.
Sterling Capital Mid Value Fund	Annual rate of 0.60% of the Sterling Capital Mid Value Fund’s average daily net assets.
Sterling Capital Behavioral Small Cap Value Equity Fund	Annual rate of 0.60% of the Sterling Capital Behavioral Small Cap Value Equity Fund’s average daily net assets.
Sterling Capital Special Opportunities Fund	Annual rate of 0.65% of the Sterling Capital Special Opportunities Fund’s average daily net assets.
Sterling Capital Equity Income Fund	Annual rate of 0.55% of the Sterling Capital Equity Income Fund’s average daily net assets.
Sterling Capital Behavioral International Equity Fund	Annual rate of 0.40% of the Sterling Capital Behavioral International Equity Fund’s average daily net assets.
Sterling Capital Mid Cap Relative Value Fund	Annual rate of 0.60% of the Sterling Capital Mid Cap Relative Value Fund’s average daily net assets.
Sterling Capital Real Estate Fund	Annual rate of 0.575% of the Sterling Capital Real Estate Fund’s average daily net assets.
Sterling Capital Small Cap Value Fund	Annual rate of 0.75% of the Sterling Capital Small Cap Value Fund’s average daily net assets.

Sterling Capital Ultra Short Bond Fund	Annual rate of 0.20% of the Sterling Capital Ultra Short Bond Fund’s average daily net assets.
Sterling Capital Short Duration Bond Fund	Annual rate of 0.20% of the Sterling Capital Short Duration Bond Fund’s average daily net assets.
Sterling Capital Intermediate U.S. Government Fund	Annual rate of 0.32% of the Sterling Capital Intermediate U.S. Government Fund’s average daily net assets.
Sterling Capital Total Return Bond Fund	Annual rate of 0.25% of the Sterling Capital Total Return Bond Fund’s average daily net assets.
Sterling Capital Long Duration Corporate Bond Fund	Annual rate of 0.25% of the Sterling Capital Long Duration Corporate Bond Fund’s average daily net assets.
Sterling Capital Quality Income Fund	Annual rate of 0.35% of the Sterling Capital Quality Income Fund’s average daily net assets.
Sterling Capital North Carolina Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital North Carolina Intermediate Tax-Free Fund’s average daily net assets.
Sterling Capital South Carolina Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital South Carolina Intermediate Tax-Free Fund’s average daily net assets.
Sterling Capital Virginia Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital Virginia Intermediate Tax-Free Fund’s average daily net assets.
Sterling Capital West Virginia Intermediate Tax-Free Fund	Annual rate of 0.35% of the Sterling Capital West Virginia Intermediate Tax-Free Fund’s average daily net assets.

*       All fees are computed daily and paid monthly.

Sterling Capital Funds

By:	/s/ [_]

Title:	[_]

Sterling Capital Management LLC

By:	/s/ [_]

Title:	[_]

EXHIBIT B

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth below:

	CLASS A	CLASS C	CLASS R6	INSTITUTIONAL CLASS
BEHAVIORAL LARGE CAP VALUE EQUITY FUND	1,178,605.872	12,617.536	14,258.480	59,851.151
MID VALUE FUND	1,365,440.161	31,705.445	26,505.751	1,813,115.522
BEHAVIORAL SMALL CAP VALUE EQUITY FUND	321,060.609	2,581.751	4,412,798.224	312,564.026
SPECIAL OPPORTUNITIES FUND	11,416,080.252	1,158,052.423	1,245,666.319	3,286,164.784
EQUITY INCOME FUND	16,930,756.427	2,639,857.811	4,098,855.453	48,128,968.627
BEHAVIORAL INTERNATIONAL EQUITY FUND	34,650.986	2,655.159	13,239.838.161	83,620.165
MID CAP RELATIVE VALUE FUND	4,351.879	63.893	N/A	675,693.511
REAL ESTATE FUND	15,190.576	3,353.970	15,466.419	1,899,917.717
SMALL CAP VALUE FUND	66,922.062	14,875.023	138,228.843	5,692,518.702
ULTRA SHORT BOND FUND	529,397.820	N/A	N/A	2,314,170.520
SHORT DURATION BOND FUND	361,259.146	11,240.925	1,520,371.624	4,613,028.775
INTERMEDIATE U.S. GOVERNMENT FUND	304,956.419	11,091.305	N/A	1,676,554.043
TOTAL RETURN BOND FUND	5,407,097.549	330,047.934	41,695,752.433	110,069,249.529
LONG DURATION CORPORATE BOND FUND	49,095.273	385.675	6,795,388.026	78,855.507
QUALITY INCOME FUND	3,125.160	325.194	N/A	10,006,807.808
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND	2,186,121.751	91,263.198	N/A	10,614,900.238
SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND	585,215.211	26,917.018	N/A	2,337,598.590
VIRGINIA INTERMEDIATE TAX-FREE FUND	985,059.328	498.399	N/A	3,642,182.718
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND	2,167,626.139	190.589	N/A	5,187,685.317

EXHIBIT C

BENEFICIAL OWNERSHIP OF SHARES

The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund’s outstanding shares as of January 5, 2024:

FUND/CLASS	PERCENT OF THE CLASS TOTAL ASSETS HELD BY THE SHAREHOLDER

BEHAVIORAL LARGE CAP VALUE EQUITY FUND (C SHARES)
UBS FINANCIAL SERVICES INC. FBO DAVID C DOWNIE JR. LAURA GASIOROWSKI JTWROS FAIR HAVEN NJ 07704-3203	78.12%
BEHAVIORAL LARGE CAP VALUE EQUITY FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	30.12%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	25.55%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.02%
CITI PRIVATE BANK 480 WASHINGTON BLVD JERSEY CITY NJ 07310-2053	7.36%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	6.20%
BEHAVIORAL LARGE CAP VALUE EQUITY FUND (R6 SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	88.60%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.21%
MID VALUE FUND (C SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.08%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	16.50%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	12.85%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	8.79%
KIMBERLEY LISA BARRACCO SPARTANBURG SC 29307	8.35%
BRUCE DAVID KATIS WOODRIDGE IL 60517-1498	6.76%
MID VALUE FUND (I SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	44.52%
SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.16%
EDWARD D. JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	8.25%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	5.71%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.28%
MID VALUE FUND (R6 SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	68.06%
BB&T SECURITIES, LLC FOR BENEFIT OF: KEVIN B & MICHELLE P ENNIS 901 EAST BYRD STREET SUITE 250 RICHMOND VA 23219	18.95%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.54%
BEHAVIORAL SMALL CAP VALUE EQUITY FUND (C SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	64.34%
BNYM I S TRUST CO CUST SIMPLE IRA JOHN DETERMAN MOUNT VERNON SD 57363-2933	25.30%
BLANCA E SIGALA CUST FBO FABIOLA SIGALA UTMA/FL CAPE CORAL FL 33914-5250	6.30%
BEHAVIORAL SMALL CAP VALUE EQUITY FUND (I SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	35.42%
CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	28.38%

BEHAVIORAL SMALL CAP VALUE EQUITY FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY C/O SUNTRUST ONE FREEDOM VALLEY DRIVE OAKS PA 19456	100.00%
SPECIAL OPPORTUNITIES FUND (A SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	7.07%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.57%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.53%
SPECIAL OPPORTUNITIES FUND (C SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	25.42%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	19.41%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	11.75%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.45%
SPECIAL OPPORTUNITIES FUND (I SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	15.41%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	14.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	10.93%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.90%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	7.04%

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.24%
SPECIAL OPPORTUNITIES FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	54.61%
EQUITY INCOME FUND (A SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	8.87%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	8.67%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	6.71%
EQUITY INCOME FUND (C SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	37.31%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	21.93%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	15.39%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.23%
EQUITY INCOME FUND (I SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	24.77%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 78446 ATLANTA GA 30357	6.91%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	5.66%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.64%

EQUITY INCOME FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	27.93%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	8.59%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.91%
BEHAVIORAL INTERNATIONAL EQUITY FUND (A SHARES)
BNYM I S TRUST CO CUST ROLLOVER IRA DEBRA B HEATH EAGLE ROCK VA 24085-3121	17.29%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	14.78%
BNYM I S TRUST CO CUST IRA FBO MARIANNE E MARLETTE MOORESVILLE NC 28117-8137	12.98%
HARSHABEN A PATEL ROANOKE VA 24018-3886	9.66%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.17%
BEHAVIORAL INTERNATIONAL EQUITY FUND (C SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	86.91%
BNYM I S TRUST CO CUST IRA FBO GEORGE J WHITE ELIZABETH CITY NC 27909-8210	10.29%
BEHAVIORAL INTERNATIONAL EQUITY FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	55.43%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	19.56%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17.01%
BEHAVIORAL INTERNATIONAL EQUITY FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	100.00%
MID CAP RELATIVE VALUE FUND (A SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17.56%
WILLIAM R GARDNER & CATHERINE F GARDNER TTEES WILLIAM R GARDNER & CATHERINE F GARDNER TRUST FAYETTEVILLE NC 28304-3651	15.41%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.52%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.29%

BNYM I S TRUST CO CUST BENE IRA CODY M HODGES BENE SANDRA HODGES POA MICHAEL C HODGES DEC'D SPRINGVILLE AL 35146-0000	10.90%
BNYM I S TRUST CO CUST BENE IRA CALEB D HODGES MINOR BENE SANDRA HODGES GUARDIAN MICHAEL C HODGES DEC'D MARTINSVILLE VA 24112	9.61%
MID CAP RELATIVE VALUE FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 434 FAYETTEVILLE ST STE 500 RALEIGH NC 27601	51.20%
BNYM I S TRUST CO CUST SIMPLE IRA JOSEPH GARCIA JEFFERSONVILLE IN 47130-86650	45.60%
MID CAP RELATIVE VALUE FUND (I SHARES)
CHARLES SCHWAB & CO INC ATTN BOOK ENTRY 8TH FLR 101 MONTGOMERY STREET SAN FRANCISCO CA 10292-2008	33.64%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 39TH FLOOR NEW YORK NY 10004-1901	5.89%
LINCOLN CENTER FOR FAMILY & YOUTH NORRISTOWN PA 19403-2404	5.23%
REAL ESTATE FUND (A SHARES)
BNYM I S TRUST CO CUST IRA FBO JOYCE DAVIS WADDELL CHARLOTTE NC 28213-3522	10.31%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.70%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	7.56%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.25%
BNYM I S TRUST CO CUST SEP IRA FBO JEAN ANN B WOODARD WINTERVILLE NC 28590-7067	6.16%
BNYM I S TRUST CO CUST SEP IRA FBO RICHARD L WOODARD WINTERVILLE NC 28590-7067	6.09%
REAL ESTATE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	98.53%
REAL ESTATE FUND (I SHARES)
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	20.29%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.88%
REAL ESTATE FUND (R6 SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.36%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.77%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.67%
SMALL CAP VALUE FUND (A SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	47.09%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	16.02%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	13.80%
BNYM I S TRUST CO CUST IRA FBO NICHOLAS DEWALD CAPE CORAL FL 33991-3710	8.91%
SMALL CAP VALUE FUND (C SHARES)
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	19.53%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	17.27%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	16.60%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	13.86%
ROBERT W BAIRD & CO. INC. MILWAUKEE WI 53202-5391	13.86%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.93%
SMALL CAP VALUE FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	35.63%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	16.22%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.99%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	7.83%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN STREET SAN FRANCISCO CA 94105	5.35%
SMALL CAP VALUE FUND (R6 SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	53.46%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.58%
ULTRA SHORT BOND FUND (A SHARES)
BNYM I S TRUST CO CUST SIMPLE IRA ARNOLD DANIEL MOORE III LENOIR NC 28645-0000	6.51%
ULTRA SHORT BOND FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	47.39%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.64%
MAPLE SHADE YOUTH & FAMILY SERVICE MARDELA SPRINGS MD 21837	8.34%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	6.92%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	6.80%
SHORT DURATION BOND FUND (A SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	11.89%
SHORT DURATION BOND FUND (C SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	61.18%
BNYM I S TRUST CO CUST ROTH IRA FBO CANH MINH PHAM FAYETTEVILLE AR 72701-0000	17.97%
EDWARD D. JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	10.41%

BNYM I S TRUST CO CUST IRA FBO LORI ANN KESSELRING MOUNDSVILLE WV 26041-1323	10.04%
SHORT DURATION BOND FUND (I SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	33.18%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	22.22%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	13.29%
SHORT DURATION BOND FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	84.12%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	8.80%
INTERMEDIATE U.S. GOVERNMENT FUND (A SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.08%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	8.98%
BNYM I S TRUST CO CUST ROLLOVER IRA STANLEY L FORD HOPE MILLS NC 28348-2161	5.42%
INTERMEDIATE U.S. GOVERNMENT FUND (C SHARES)
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	25.22%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	21.67%
D.A. DAVIDSON & CO. MELANIE D THORNTON SEP IRA GREAT FALLS, MT 59401	10.19%
BNYM I S TRUST CO CUST IRA FBO JAMES E ELLISON PRINCETON WV 24740-0684	10.11%
BNYM I S TRUST CO CUST BENE IRA LENARD D LACKEY SR DECD LENARD D LACKEY JR BENE DANVILLE VA 24541-2645	8.53%
D.A. DAVIDSON & CO. GEORGE R MARTIN SEP IRA GREAT FALLS, MT 59401	6.64%
D.A. DAVIDSON & CO. MELISSA DELBY SEP IRA GREAT FALLS, MT 59401	5.42%

INTERMEDIATE U.S. GOVERNMENT FUND (I SHARES)
SANITATION DISTRICT NO 1 SD1 OF NKY FORT WRIGHT KY 41017	96.95%
TOTAL RETURN BOND FUND (A SHARES)
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	28.45%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.65%
MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET, MIP M200-INVST SPRINGFIELD MA 01111	6.65%
TOTAL RETURN BOND FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	33.49%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	15.33%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	12.40%
AMERICAN ENTERPRISE INV SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.34%
TOTAL RETURN BOND FUND (I SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	21.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	6.86%
TOTAL RETURN BOND FUND (R6 SHARES)
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.57%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095	19.84%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.48%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	8.66%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	6.87%

EMPOWER TRUST FBO CITY OF LAKEWOOD DCP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	6.08%
LONG DURATION CORPORATE BOND FUND (A SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	54.56%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	23.90%
LONG DURATION CORPORATE BOND FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 434 FAYETTEVILLE ST STE 500 RALEIGH NC 27601	100.00%
LONG DURATION CORPORATE BOND FUND (I SHARES)
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	92.29%
LONG DURATION CORPORATE BOND FUND (R6 SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	100.00%
QUALITY INCOME FUND (A SHARES)
BNYM I S TRUST CO CUST IRA FBO EDDIE L DARNELL WINSTON SALEM NC 27107-8206	26.27%
BNYM I S TRUST CO CUST IRA FBO THU-TRANG BUI ALEXANDRIA VA 22306-1814	23.06%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	17.18%
BNYM I S TRUST CO CUST IRA FBO GITA J PATEL DAYTOWN MD 21036-0000	13.14%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.66%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.66%
QUALITY INCOME FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 434 FAYETTEVILLE ST STE 500 RALEIGH NC 27601	100.00%
QUALITY INCOME FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	50.52%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	41.75%

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (A SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	28.37%
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	10.05%
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	54.81%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	40.69%
NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	36.97%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	23.26%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	15.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	14.59%
SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (A SHARES)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	21.93%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	7.51%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.51%
SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	52.03%
LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	47.97%

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DR OAKS PA 19456	37.27%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	32.48%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	13.74%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	6.28%
VIRGINIA INTERMEDIATE TAX-FREE FUND (A SHARES)
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	7.17%
VIRGINIA INTERMEDIATE TAX-FREE FUND (C SHARES)
STERLING CAPITAL MANAGEMENT LLC SEED ACCOUNT ATTN JAMES GILLESPIE 434 FAYETTEVILLE ST STE 500 RALEIGH NC 27601	100.00%
VIRGINIA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	75.85%
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND (A SHARES)
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	43.07%
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND (C SHARES)
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	100.00%
WEST VIRGINIA INTERMEDIATE TAX-FREE FUND (I SHARES)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	76.64%

EXHIBIT D

STERLING CAPITAL FUNDS

NOMINATIONS COMMITTEE CHARTER

1.       The Nominations Committee of the Board of Trustees (the "Board") of Sterling Capital Funds (the "Trust") shall be composed of each of the independent Trustees.

2.       The duties of the Committee are:

a.	to make recommendations to the Board regarding general composition of the Board.

b.	to select and nominate persons for election or appointment as Trustees, including independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Board, (ii) to fill vacancies which, from time to time, may occur in the Board and (iii) for election by shareholders at meetings called for the election of Trustees (see Exhibit A for current procedures).

c.	the Committee may consider candidates recommended by members of the Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, self-nominated candidates, or candidates recommended by the Trust’s management.

d.	the Committee may develop a statement of the competencies and professional attributes required of a member of the Board or any committee to be used as a guideline for nomination of Board and committee members, including individuals submitted for consideration by shareholders.

3.       The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted: May 20, 2005

Most recently amended: May 19, 2020

EXHIBIT A

Sterling Capital Funds

Nominations Committee

Procedures for Selecting Independent Trustees

Background

The Nominations Committee (the “Committee”) of Sterling Capital Funds (the “Trust”) consists of all members of the Board of Trustees who are independent Trustees. The Board Governance Standards of the Trust establishes that the Committee is solely responsible for the nomination of independent Trustees. The below procedures shall govern the manner in which these duties are discharged by the Committee.

Procedures

The Chairperson of the Committee (currently, Laura Bingham) may call a meeting of the Committee whenever he or she deems it appropriate to consider whether to commence a search for one or more new independent Trustees (whether to fill a vacancy or anticipated vacancy in the Board, in connection with a change in the Board’s size, or otherwise). The Chairperson shall call such a meeting if requested to do so by a majority of the Committee.

The Committee shall determine whether a search for a new Trustee shall commence.

If the Committee determines to commence a search, the Committee shall consider whether particular characteristics are prerequisites (e.g., qualifications as an Audit Committee Financial Expert).

In conducting a search for candidates, the Committee members shall submit the names of prospective nominees to the Committee’s Chairperson. The Chairperson may also solicit recommendations from non-Committee members, including personnel of the Trust’s investment adviser, sub-adviser, principal underwriter, and/or administrator and may receive and consider nominations from the Trust’s shareholders.

Candidates deemed promising by the Chairperson may be contacted by the Chairperson or his/her delegate for additional information.

All candidates must complete and return to counsel for the independent Trustees a questionnaire regarding independence prior to being nominated.

Any person nominated by the Committee shall be interviewed by a majority of the Committee. The Committee by majority vote shall determine which candidates shall be so interviewed.

A candidate will be formally nominated only upon the affirmative vote of a majority of the full Committee.

Adopted: February 24, 2004

Most recently amended: May 19, 2020

STERLING CAPITAL FUNDS

SCAN TO
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To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39415-Z87589

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

STERLING
CAPITAL FUNDS

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39417-Z87589

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
2. Election of Trustee **Nominee:** 01) Scott A. Haenni	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date